As filed with the Securities and Exchange Commission
                             via the EDGAR system on June 5, 1998
                                        Registration No. 33-77376
=================================================================

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                           -------------

                  POST-EFFECTIVE AMENDMENT NO. 1

                                TO

                             FORM S-3

                      REGISTRATION STATEMENT

                              UNDER

                    THE SECURITIES ACT OF 1933

                           -------------

                       U.S. BIOSCIENCE, INC.
      (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                           23-2460100
(State or other jurisdiction of            (I.R.S. Employer
incorporation or organization)          Identification Number)

                          ONE TOWER BRIDGE
                          100 FRONT STREET
                     WEST CONSHOHOCKEN, PA  19428
                           (610) 832-0570
   (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                           -------------

                         ROBERT I. KRIEBEL
                      EXECUTIVE VICE PRESIDENT
                       U.S. BIOSCIENCE, INC.
                          ONE TOWER BRIDGE
                          100 FRONT STREET
                    WEST CONSHOHOCKEN, PA  19428
                           (610) 832-0570
     (Name, address, including zip code, and telephone number,
             including area code, of agent for service)
                           -------------


                             COPIES TO:
                       ALAN H. MOLOD, ESQUIRE
              WOLF, BLOCK, SCHORR AND SOLIS-COHEN LLP
                  TWELFTH FLOOR PACKARD BUILDING
                S.E. CORNER 15TH & CHESTNUT STREETS
                      PHILADELPHIA, PA  19102
=================================================================

          This post-effective amendment is being filed, in accordance with the Registrant's undertaking to do so, solely to deregister 1,095,674 shares of U.S. Bioscience, Inc. common stock, which were registered on this Registration Statement.

                              SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-effectiveAmendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of West Conshohocken, State of Pennsylvania, on June 3, 1998.

                                U.S. BIOSCIENCE, INC.

                                By:/s/ Robert I. Kriebel
                                   ------------------------
                                   Robert I. Kriebel
                                   Executive Vice President

          Pursuant to the requirements of the Securities Act of 1933, this Post-effectiveAmendment No. 1 Registration Statement has been signed by the following persons, in the capacities indicated below, on June 3, 1998.

        Signature                           Title
        ---------                           -----

/s/ C. Boyd Clarke                Principal Executive Officer
---------------------             and Director
C. Boyd Clarke


/s/ Robert I. Kriebel             Principal Financial Officer
---------------------             and Director
Robert I. Kriebel


        *                         Principal Accounting Officer
---------------------
Mark R. Bausinger


        *                         Director
---------------------
Robert L. Capizzi, M.D.


        *                         Director
---------------------
Paul Calabresi, M.D.


        *                         Director
---------------------
Betsey Wright


        *                         Director
---------------------
Allen Misher, Ph.D.


        *                         Director
---------------------
Douglas J. MacMaster, Jr.

-----------------------------------------

*   By:/s/ Robert I. Kriebel
       ---------------------
       Robert I. Kriebel
       Attorney-in-fact